Lord Abbett Securities Trust
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
800-426-1130

Lord Abbett Securities Trust ("we" or the "Fund") is a mutual fund currently consisting of two series: the Growth & Income Series and a new series -- the International Series. The Growth & Income Series offers two classes of shares:
Class A and Class C. The International Series offers one class of shares: Class A shares. These classes provide investors different investment options in purchasing shares of the Fund. See "Purchases" for a description of these choices.

The Growth & Income Series seeks long-term growth of capital and income without excessive fluctuations in market value. The International Series seeks long-term capital appreciation. There can be no assurance that each Series will achieve its objective. Within each Series, the freely transferable shares will have equal rights with respect to dividends, assets, liquidation and voting.

This Prospectus sets forth concisely the information about the Fund and each Series that a prospective investor should know before investing. Additional information about the Fund and each Series has been filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus and may be obtained, without charge, by writing to the Fund or by calling the Fund at 800-874-3733. Ask for "Part B of the Prospectus -- The Statement of Additional Information".

The date of this Prospectus, and the date of the Statement of Additional Information, is December 5, 1996.

PROSPECTUS
Investors should read and retain this Prospectus. Shareholder inquiries should be made in writing to the Fund or by calling 800-821-5129. You can also make inquiries through your broker-dealer.
Shares of the Series are not deposits or obligations of, or guaranteed or endorsed by, any bank, and shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Series involves risks, including the possible loss of principal.

CONTENTS                                PAGE

        1       Investment Objectives   2

        2       Fee Table               2

        3       Financial Highlights    3

        4       How We Invest           4

        5       Purchases               8

        6       Shareholder Services    13

        7       Our Management          14

        8       Dividends, Capital Gains
                Distributions and Taxes 15

        9       Redemptions             16

        10      Performance             16

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The investment objective of the Growth & Income Series is long-term growth of capital and income without excessive fluctuations in market value. The Growth & Income Series normally invests in common stocks of large, seasoned companies in sound financial condition which are expected to show above-average price appreciation. The investment objective of the International Series is long-term capital appreciation. The production of any current income is incidental to this objective and the International Series also may invest in securities which do not produce any income. The International Series normally invests primarily in equity securities of non-U.S. issuers.

A summary of the expenses of each Series is set forth in the table below. Actual expenses may be greater or less than shown.


                                                             International                Growth & Income
                                                             Series                            Series
                                                             Class A               Class A               Class C
                                                             Shares                 Shares               Shares

Shareholder Transaction Expenses
(as a percentage of offering price)
Maximum Sales Load(1) on Purchases (See "Purchases")       5.75%(2)(3)            5.75%(2)(3)          None(2)(3)
Redemption Fee (See "Purchases")                           None(2)(3)             None(2)(3)           1% if shares are
                                                                                                       redeemed before 1st
                                                                                                       anniversary of purchase(2)(3)
Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees (See "Our Management")                        0.75%               0.75%                0.75%(4)
12b-1 Fees (See "Purchases")                                  0.25%(2)(3)(5)      0.23%(2)(3)(5)       0.88%(2)(3)
Other Expenses (See "Our Management")                         0.35%(5)            0.37%(5)             0.37%(4)(6)
Total Operating Expenses                                      1.35%(5)            1.35%(5)            2.00%(4)


Example: Assume each Series' annual return is 5% and there is no change in the level of expenses described above. For a $1,000 investment in each Series, with reinvestment of all distributions, you would have paid the following total expenses if you closed your account after the number of years indicated.

                         1 year  3 years  5 years 10 years
Growth & Income Series
Class A shares            $70      $98     $127     $211
Class C shares            $20      $63     $108     $233

International  Series
Class A shares            $70      $97

(1)Sales "load" is referred to as sales "charge" and "deferred sales load" is referred to as "contingent deferred sales charge" (or "CDSC") and "12b-1 fees" which consist of a "service fee" and a "distribution fee" are referred to by either or both of these terms where appropriate with respect to Class A and Class C shares throughout this Prospectus.

(2)See "Purchases" for descriptions of the Class A front-end sales charges, the CDSC payable on certain redemptions of Class A and Class C shares and separate Rule 12b-1 Plans applicable to each class of shares of the Growth & Income Series and Class A shares of the International Series.

(3)Although the Growth & Income Series does not, with respect to Class C shares, charge a front-end sales charge, investors should be aware that long-term shareholders may pay, under the Rule 12b-1 Plan applicable to Class C shares of the Series (which pays annual 0.25% service and 0.75% distribution fees), more than the economic equivalent of the maximum front-end sales charge as permitted by certain rules of the National Association of Securities Dealers, Inc. Likewise, with respect to Class A shares of both Series, investors should be aware that, long-term, such maximum may be exceeded due to the Rule 12b-1 plan applicable to Class A shares which permits each Series to pay up to 0.50% in total annual fees, half for service and the other half for distribution.

(4)Although not obligated to, Lord Abbett may waive its management fee and/or subsidize other expenses with respect to each Series. The Class C management fee has been restated to reflect current fees as a result of the discontinuation of the fee waiver by Lord Abbett with respect to the Growth & Income Series as of July 12, 1996.

(5)Class A fees and expenses are estimated.

(6)The "other expenses" of the Growth & Income Series reflect an estimated increase in various expenses expressed as a percentage of net assets, reflecting the sale by the Fund of the assets of nine of its Series in July 1996.

The foregoing is provided to give investors a better  understanding  of the expenses that are incurred by an investment in each Series.


The following tables have been audited by Deloitte & Touche llp, independent accountants, in connection with their annual audit of the Class A and C share Financial Statements of the Growth & Income Series, whose report thereon is incorporated by reference into the Statement of Additional Information and may be obtained on request, and have been included herein in reliance upon their authority as experts in auditing and accounting.


GROWTH & INCOME SERIES                                                                     For the Period
                                                                                           January 3, 1994
                                                                                           (Commencement
Per Class C Share+ Operating                         Year Ended October 31,                of Operations) to
Performance:                                    1996                    1995               October 31, 1994

Net asset value, beginning of period            $6.04                  $5.07                   $5.00
Income from investment operation
Net investment income                          .0949                     .12                   .089++
Net realized and unrealize
gain on securities                             1.0986                    .97                    .041
Total from investment operations               1.1935                   1.09                    .13
Distribution
Dividends from net investment income          (.1035)                  (.12)                    (.06)
Distributions from net realized gain          (0.04)                     --                       --
Net asset value, end of period                 $7.09                   $6.04                    $5.07
Total Return*                                  20.02%                 21.83%                   2.62%++
Ratios/Supplemental Data:
Net assets, end of period (000)                $66,685                $32,770                  $9,160
Ratios to Average Net Assets:
Expenses, including waiver**                    1.55%                 1.16%                    .61%++
Expenses, excluding waiver                      2.01%                 1.91%                    1.94%++

Net investment income                           1.36%                 2.06%                      2.03%++

Portfolio turnover rate                         23.84%                23.17%                     31.95%
Average commissions per share
paid on equity transactions                     $0.064               $0.059                       N/A

GROWTH & INCOME SERIES                                  For the Period
                                                         July 15, 1996
Per Class A Share+ Operating                      (Commencement of Operations) to
Performance:                                             October 31, 1996

Net asset value, beginning of period                        $6.50
Income from investment operations
Net investment income                                        0.028++
Net realized and unrealized
gain on securities                                           .589
Total from investment operations                             .617
Distributions
Dividends from net investment income                       (.027)
Net asset value, end of period                              $7.09
Total Return*                                              12.10%++
Ratios/Supplemental Data:
Net assets, end of period (000)                            $47,277
Ratios to Average Net Assets:
Expenses, including waiver**                                .39%++
Expenses, excluding waiver                                  .39%++
et investment income                                        .40%++
Portfolio turnover rate                                     23.84%
Average commissions per share
paid on equity transactions ***                             $0.064

*Total  return does not  consider the effects of sales  charges.

**The Growth & Income Series is contingently obligated to repay its expenses voluntarily assumed by Lord Abbett. At October 31, 1996, such expense subsidies totalled $58,560. Such contingent obligations are not included in expenses. See "Our Management" for the terms of such contingent obligations.

+Prior to July 12,1996, the Growth & Income Series had only one class of shares. That class is now designated "Class C shares".

++Not  annualized.
See  Notes  to  Financial Statements.

HOW WE INVEST

THE GROWTH & INCOME SERIES. The Series is intended for long-term investors who purchase and redeem shares to meet their own financial requirements rather than to take advantage of price fluctuations.The needs of such investors will be best served by an investment whose growth is characterized by low fluctuations in market value. For this reason, the Series tries to keep its assets invested in securities which are selling at reasonable prices in relation to value and, thus, is willing to forgo some opportunities for gains when, in the judgment of Fund management, they carry excessive risk. Fund management tries to anticipate major changes in the economy and select stocks which it believes will benefit most from these changes. The Growth & Income Series normally invests in common stocks (including securities convertible into common stocks) of large, seasoned companies which are expected to show above-average growth in value and which are in sound financial condition. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks have appreciated in value and their dividends have increased when the companies they represent have prospered and grown.

The Growth & Income Series is constantly balancing the opportunity for profit against the risk of loss. In the past, very few industries have continuously provided the best investment opportunities. Fund management believes it is important to take a flexible approach and adjust the portfolio to reflect changes in the opportunities for sound investments relative to the risks assumed; therefore, it sells securities that it judges to be overpriced and reinvests the proceeds in other securities which it believes offer better values.

The Series may invest up to 10% of its net assets (at the time of investment) in each of the following: (a) covered call options traded on a national securities exchange for portfolio securities and (b) foreign securities. These foreign securities will be the kind described in this Prospectus for the Series' domestic investment. It is the present intention of Fund management that these securities be primarily traded in the United Kingdom, Western Europe, Australia, Canada, the Far East, Latin America, and other developed countries as may be determined from time to time. The Series also may invest in straight bonds and other debt securities, including lower-rated, high-yield bonds, sometimes referred to as "junk bonds" with a limit of 5% of its net assets (at the time of investment) in such lower rated (BB/Ba or lower), high-yield bonds.

The Series does not purchase securities for trading purposes. To create reserve purchasing power and also for temporary defensive purposes, it may invest in short-term debt and other high-quality, fixed-income securities.

RISK FACTORS -- GROWTH & INCOME SERIES
High-Yield Bonds. The Series may invest up to 5% of its net assets (at the time of investment), in lower-rated bonds for their higher yields. In general, the market for lower-rated bonds is more limited than that for higher rated bonds and, therefore, may be less liquid. The market prices of such lower-rated bonds may fluctuate more than those of higher rated bonds, particularly in times of economic change and stress. In addition, because the market for lower-rated corporate debt securities has experienced wide fluctuations in the values of certain of these securities, past experience may not provide an accurate indication of the future performance of that market or of the frequency of default, especially during periods of recession. Objective pricing data for lower-rated bonds may be more limited and valuation of such securities may be more difficult and require greater reliance upon judgment when compared to higher rated bonds.

While the market for lower rated bonds may be less sensitive to interest rate changes than that for higher rated bonds, the market prices of these lower rated bonds structured as zero coupon or pay-in-kind securities may be affected to a greater extent by such interest rate changes and thus may be more volatile than prices of lower-rated securities periodically paying interest in cash. When compared to higher rated bonds, lower-rated bonds that include redemption prior to maturity or call provisions may be more susceptible to refunding during periods of falling interest rates, requiring replacement by lower yielding securities.

Since the risk of default generally is higher among lower-rated bonds, the research and analysis of Lord Abbett are especially important in the selection of such bonds which, if rated BB/Ba or lower, are often described as "high-yield bonds" because of their generally higher yields and referred to as "junk bonds" because of their greater risks. In selecting lower-rated bonds for our investment, Lord Abbett does not rely upon ratings which, in any event, evaluate only the safety of principal and interest, not market value risk and which, furthermore, may not accurately reflect an issuer's current financial condition. There are no minimum rating criteria for investments in these bonds and some may default as to principal and/or interest payments subsequent to their purchase. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur.

THE INTERNATIONAL SERIES. Portfolio Investments for the International Series will be made in equity securities of companies domiciled in developed countries, but investments also may be made in the securities of companies domiciled in developing countries. Equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks. Under normal circumstances, at least 80% of the total assets of the Series will be invested in such equity securities of companies which are domiciled in at least three different countries outside the United States. The Series currently intends to diversify investments among countries to reduce currency risk. Although the Series will typically hold a number of diversified securities, it does entail above-average investment risk in comparison to the U.S. stock market.

Although the International Series intends to invest primarily in equity securities of companies with market capitalization of less than $1 billion listed on stock exchanges, it may also invest in equity securities of such companies traded in over-the-counter markets, as well as large and middle capitalization securities. Small capitalization securities involve greater risk and the markets for such securities may be more volatile and less liquid than those of larger securities. Securities of companies in developing countries may pose liquidity risks. For a description of special considerations and certain risks associated with investments in foreign issuers, see "Risk Factors -- Both Series" below. The Series may temporarily reduce its equity holdings for defensive purposes in response to adverse market conditions and invest in domestic, Eurodollar and foreign short-term money market instruments. See "Investment Objectives and Policies" in the Statement of Additional
Information.


Although the International Series will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held. It is anticipated that the annual turnover rate of the Series will not exceed 100% under normal circumstances.

Any remaining assets of the Series not invested as described above may be invested in certain securities or obligations as set forth in "Other Policies Common to Both Series" below.

FORIEGN CURRENCY HEDGING TECHNIQUES. The International Series may utilize various foreign currency hedging techniques described below.

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a currency at a set price on a future date. The Series may enter into forward foreign currency contracts (but not in excess of the amount the Series has invested in non-U.S. dollar-denominated securities at the time any such contract is entered into) in primarily two circumstances. First, when the Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, the Series may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Series will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date of purchase or sale and the date of settlement.

Second, when Fund management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the International Series may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Series' portfolio securities denominated in such foreign currency or, in the alternative, the Series may use a cross-currency-hedging technique whereby it enters into such a forward contract to sell another currency (obtained in exchange for the currency in which the portfolio securities are denominated if such securities are sold) which it expects to decline in a similar manner but which has a lower transaction cost. Precise matching of the forward contract and the value of the securities involved will generally not be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date the contract matures. The Series intends to enter into such forward contracts under this second circumstance periodically.

The Series also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the Series, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency. The premiums paid for such foreign currency put options will not exceed 5% of the net assets of the Series.

Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. These unlisted options generally are available on a wider range of currencies, including those of most of the developed countries mentioned above. Unlisted foreign-currency options generally are less liquid than listed options and involve the credit risk associated with the individual issuer.
Unlisted options together with other illiquid securities may comprise no more than 15% of the Series' net assets.

A foreign currency call option written by the Series gives the purchaser, upon payment of a premium, the right to purchase from the Series a currency at the exercise price until the expiration of the option. The Series may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing or cross-hedging (described above) may not exceed 90% of the value of the securities denominated in such currency (a) invested in by the Series to cover such call writing or (b) to be crossed.

Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Series' ability to engage in transactions in options, forward contracts and cross hedges.

The Series' custodian will segregate cash or permitted securities belonging to the Series with respect to its assets committed to (a) writing options, (b) forward foreign currency contracts and (c) cross hedges entered into by the Series. If the value of the securities segregated declines, additional cash or permitted securities will be added on a daily basis (i.e., marked to market), so that the segregated amount will not be less than the amount of the Series' commitments with respect to such written options, forward foreign currency contracts and cross hedges.

FINANCIAL FUTURES AND OPTIONS THEREON. The International Series may deal in financial futures transactions with respect to the type of securities described in this Prospectus, including indices of such securities and options on such financial futures and indices. The Series will not enter into any futures contracts, or options thereon, if the aggregate market value of the securities covered by futures contracts plus options on such financial futures exceeds 50% of the Series' total assets.

INVESTMENT FUNDS. Some emerging countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment funds which have been specifically authorized. The International Series may invest (normally not more than 5% of the Series' total assets) in these investment funds subject to the provisions of the Investment Company Act of 1940, as amended, and other applicable restrictions as discussed herein or in the Statement of Additional Information. If the Series invests in such investment funds, the Series' shareholders will bear not only their proportionate share of the expenses of the Series (including operating expenses and the fees of Lord Abbett), but also will indirectly bear similar expenses of the underlying investment funds.

DEPOSITORY RECEIPTS. The International Series may invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), European Depository Receipts ("EDRs") and other Depository Receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depository Receipts"), to the extent that such Depository Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depository. ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of Depository Receipts are typically issued by foreign depositories, although they may also be issued by U.S. depositories, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depository Receipts in registered form are designed for use in the U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the United States. The Series may invest in sponsored and unsponsored Depository Receipts. For purposes of the International Series' investment policies, the Series' investments in Depository Receipts will be deemed to be investments in the underlying securities.

RISK FACTORS -- BOTH SERIES

SIZE. If either Series remains small, there is risk that redemptions of a Series' shares may (a) cause portfolio securities of that Series to be sold prematurely (at a loss or gain, depending upon the circumstances) or (b) hamper or prevent a contemplated portfolio security purchase by that Series.

FOREIGN  INVESTMENTS.  Investment in either  Series  requires  consideration  of certain factors that are not normally involved in investments in U.S. securities. Generally, at least 80% of the assets of the International Series and up to 10% of the net assets of the Growth & Income Series will be denominated or traded in foreign currencies. Accordingly, a change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Series' assets denominated or traded in that currency. The performance of each Series will be measured in U.S. dollars, the base currency of the Series. Securities markets of foreign countries in which a Series may invest generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. Lack of liquidity may affect a Series' ability to purchase or sell large blocks of securities and thus obtain the best price. There may be less publicly-available information on publicly-traded companies, banks and governments in foreign countries than is generally the case for such entities in the United States. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. In addition, a Series may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency. Other considerations include political and social instability, expropriation, higher transaction costs and different securities settlement practices. Settlement periods for foreign securities, which are sometimes longer